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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):                             August 17, 2000 (August 14, 2000)
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                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


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              WASHINGTON                            333-26649                              91-1671412
     (State or other jurisdiction                  (Commission                          (I.R.S. Employer
           of incorporation)                       File Number)                        Identification No.)
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                10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA                              20191
                       (Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code:                    (703) 433-4000
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          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

      A.  Proposed Offering

      On August 17, 2000, we issued a press release announcing that we filed with the Securities and Exchange Commission for a proposed initial public offering of our common stock as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

      B.  Recent Developments

      Equipment Purchase Agreements. On August 14, 2000, we and each of Nextel Telecomunicacoes Ltda., Nextel Argentina S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel Communications Philippines, Inc. entered into equipment purchase agreements with Motorola, Inc. under which Motorola will provide us with infrastructure equipment and services. We and Motorola have also agreed to warranty and maintenance programs and specified indemnity arrangements. In addition, under some circumstances, we have agreed to purchase at least 50% of our infrastructure equipment from Motorola. These agreements also contain other minimum purchase commitments that if not met subject us to penalties based on a percentage of the commitment shortfall. Forms of these agreements are being filed as exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

     Acquisitions. On August 11, 2000, we entered into an agreement with Cordillera Communications Corporation, referred to as CCC, under which we agreed to purchase all of CCC's equity ownership in several analog SMR companies in Chile and Peru for about $66.5 million. The purchase price is subject to reduction in the event we are unable to obtain within the next 2 years the regulatory relief necessary to provide our integrated digital enhanced specialized mobile radio, or ESMR, services in Chile. Consummation of these acquisitions is subject to various conditions, and we cannot assure you when or whether these acquisitions will occur.

     Board of Directors. On August 14, 2000, Mr. Craig O. McCaw resigned as a director on our board of directors but continues to serve as a director and chairman of the operations committee of Nextel Communications, Inc., our parent company.

     "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of the statements made in this Current Report are not historical or current facts, but deal with potential future circumstances and developments. They can be identified by the use of forward-looking words such as "believes," "expects," "plans," "may," "will," "would," "could," "should" or "anticipates" or other comparable words, or by discussions of strategy that involve risks and uncertainties. We warn you that these forward-looking statements are only predictions, which are subject to risks and uncertainties, including financial variations, changes in the regulatory environment, industry growth and trend predictions. We have attempted to identify, in context, some of the factors that we currently believe may cause actual future experience and results to differ from our current expectations regarding the relevant matter or subject area. The operation and results of our wireless communications business also may be subject to the effect of other risks and uncertainties in addition to the other qualifying factors identified in this Current Report, including, but not limited to:

     - general economic conditions in Latin America and Asia and in the market segments that we are targeting for our ESMR Services;

     - the availability of adequate quantities of system network and subscriber equipment and components to meet our service deployment and marketing plans and customer demand;

     - potential currency devaluations in countries in which our operating companies conduct business;

     - the accuracy of our estimates of the impact of foreign exchange volatility in our markets as compared to the U.S. dollar;

     - substantive terms of any international financial aid package that may be made available to any country in which our operating companies conduct business;

     - future legislation or regulatory actions relating to specialized mobile radio or ESMR services, other wireless communication services or telecommunications generally;

     - the impact that economic conditions in Latin America and Asia, as well as other market conditions, may have on the volatility and availability of equity and debt financing in domestic and international capital markets;

     - the success of efforts to improve and satisfactorily address any issues relating to our digital ESMR network performance;

     - market acceptance of our new service offerings, including Nextel Worldwide and any future digital two-way mobile data or Internet connectivity services;

     - the continued successful performance of the technology being deployed in our service areas and the success of technology to be deployed in connection with any future introduction of digital two-way mobile data or Internet connectivity services;

     - the ability to achieve and maintain market penetration and average subscriber revenue levels sufficient to provide financial viability to our digital ESMR network business;

     - our ability to manage rapid growth, including our ability to timely and successfully accomplish required enhancement and expansion of our networks and scale-up of our billing, collection, customer care and similar back-room operations to keep pace with anticipated customer growth, increased system usage rates and growth in levels of accounts receivables being generated by the digital ESMR network customer base;

     - access to sufficient debt or equity capital to meet our operating and financial needs; and

     - the quality and price of similar or comparable wireless communications services offered or to be offered by our competitors, including providers of cellular and personal communications services.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (c)          EXHIBITS.

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
        Exhibit No          Exhibit Description
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
        10.1*               Form of iDEN Infrastructure Installation Services Agreement dated August 14, 2000 between Nextel
                            International, Inc, Motorola, Inc. and each of Nextel Telecomunicacoes Ltda., Nextel Argentina
                            S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel Communications
                            Philippines, Inc.

        10.2*               Form of iDEN Infrastructure Equipment Supply Agreement dated August 14, 2000 between Nextel
                            International, Inc,  Motorola, Inc. and each of Nextel Telecomunicacoes Ltda., Nextel Argentina
                            S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel Communications
                            Philippines, Inc.

        99.1                Press Release
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*Portions of this exhibit have been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEXTEL INTERNATIONAL, INC.


Date: August 17, 2000           By: /s/ Thomas J. Sidman
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                                    Vice President


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                                  EXHIBIT INDEX

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
      Exhibit No          Exhibit Description
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
        10.1*               Form of iDEN Infrastructure Installation Services Agreement dated August 14, 2000 between Nextel
                            International, Inc, Motorola, Inc. and each of Nextel Telecomunicacoes Ltda., Nextel Argentina
                            S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel Communications
                            Philippines, Inc.

        10.2*               Form of iDEN Infrastructure Equipment Supply Agreement dated August 14, 2000 between Nextel
                            International, Inc, Motorola, Inc. and each of Nextel Telecomunicacoes Ltda., Nextel Argentina
                            S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel Communications
                            Philippines, Inc.

        99.1                Press Release
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*Portions of this exhibit have been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.